SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):   September 16, 1996

                             Maytag Corporation
            (Exact name of registrant as specified in its charter)


     Delaware                     1-655               42-0401785
(State or other                 (Commission        (IRS Employer
jurisdiction of                 File Number)       Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                           50208
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-7000

                                    N/A
       (Former name or former address, if changed since last report.)



















                                  Page 1 of 4





Item 5.  Other Events

    The Company announced on September 16, 1996, that it will invest approximately $70 million in a series of joint ventures in laundry and refrigeration with the Hefei Rongshida Group Corporation in Hefei, Anhui Province, the People's Republic of China. The Company will own 50.5 percent in the joint ventures which will operate under the name Hefei Rongshida. The joint ventures have received approval from the provincial government in Anhui.

    A copy of the Company's press release issued September 16, 1996, is attached as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
(c) Exhibits.
    The exhibits accompanying this report are listed in the accompanying
Exhibit Index.






































    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:s/s G. J. Pribanic
                                    G. J. Pribanic
                                    Chief Financial Officer



September 16, 1996
       (Date)








































                               EXHIBIT INDEX

                  The following exhibit is filed herewith.


Exhibit No.             Exhibit
    99(a)             Press Release.












































